UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Paratek Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PARATEK PHARMACEUTICALS, INC. 75 PARK PLAZA, 4TH FLOOR BOSTON, MA 02116	Your Vote Counts! PARATEK PHARMACEUTICALS, INC. 2021 Annual Meeting Vote by June 8, 2021 11:59 PM Eastern Daylight Time

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You invested in PARATEK PHARMACEUTICALS, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 9, 2021.

Get informed before you vote
View the Notice and Proxy Statement, Form 10-K and Shareholder Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* June 9, 2021 9:30 AM Eastern Daylight Time
Virtually at: www.virtualshareholdermeeting.com/PRTK2021

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
	01) Rolf K. Hoffmann	For
02) Kristine Peterson
03) Jeffrey Stein, Ph.D.
2.	To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock from 100,000,000 shares to 200,000,000 shares.	For
3.	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2021.	For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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